AIS-SAI-SUP-2

Statement of Additional Information Supplement dated July 14, 2016

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, AX, B, BX, C, CX, R, R5, R6, Y, Invesco Cash Reserve and Investor Class shares of the Funds, as applicable, listed below:

Invesco Global Real Estate Fund

Invesco Government Money Market Fund

Invesco High Yield Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Effective immediately, the Statement of Additional Information is revised as follows:

The following replaces the first paragraph under the section “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Derivatives – Types of Derivatives – Swaps”:

“Swaps. Each Fund except Invesco Government Money Market Fund may enter into swap agreements. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.”

AIS-SAI-SUP-2